                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K



                                Current Report
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) January 14, 1997
                                                        ----------------


                          REPUBLIC INDUSTRIES, INC.
                          -------------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


     0-9787                                                  73-1105145
     ------                                                  ----------
   (Commission                                             (IRS Employer
   File Number)                                          Identification No.)



      450 East Las Olas Boulevard
              Suite 1200
           Ft. Lauderdale, FL                                    33301
-----------------------------------------                      ----------
(Address of principal executive offices)                       (Zip Code)


      Registrant's telephone number, including area code (954) 713-5200
                                                         --------------


                                    N.A.
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

Item 5. Other Events.

On January 14, 1997, Republic Industries, Inc. (the "Registrant") announced its intention to acquire Maroone Automotive Group ("Maroone"). It is contemplated that the Registrant will issue shares of its common stock, $0.01 par value having a value of approximately $200 million in connection with the acquisition. Consummation of the acquisition is subject to customary conditions, including receipt of regulatory approvals.

The descriptions contained herein of the acquisition of Maroone are qualified in their entirety by reference to the Press Release, dated January 14, 1997, attached hereto as Exhibit 99, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (a)     Not applicable.

        (b)     Not applicable.

        (c)     Exhibits.

                The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.

                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        REPUBLIC INDUSTRIES, INC.




                                        By: /s/ Michael S. Karsner
                                            --------------------------------
                                            Michael S. Karsner
                                            Senior Vice President and
                                            Chief Financial Officer



Date: January 30, 1997

                        REPUBLIC INDUSTRIES, INC.

                            EXHIBIT INDEX


     Number and
Description of Exhibit
----------------------

        1.      None

        2.      None

        4.      None

       16.      None

       17.      None

       21.      None

       23.      None

       24.      None

       27.      None

       99.      Press Release, dated January 14, 1997.